UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K
CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934
Date of Report (Date of earliest event reported): September 20, 2024
PepsiCo, Inc.
(Exact name of registrant as specified in its charter)

North Carolina	1-1183	13-1584302
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)
700 Anderson Hill Road, Purchase, New York 10577
(Address of principal executive offices and Zip Code)
Registrant’s telephone number, including area code: (914) 253-2000
N/A
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Securities Exchange Act of 1934:

Title of each class	Trading Symbol	Name of each exchange on which registered
Common Stock, par value 1-2/3 cents per share	PEP	The Nasdaq Stock Market LLC
2.625% Senior Notes due 2026	PEP26	The Nasdaq Stock Market LLC
0.750% Senior Notes due 2027	PEP27	The Nasdaq Stock Market LLC
0.875% Senior Notes due 2028	PEP28	The Nasdaq Stock Market LLC
0.500% Senior Notes due 2028	PEP28A	The Nasdaq Stock Market LLC
3.200% Senior Notes due 2029	PEP29	The Nasdaq Stock Market LLC
1.125% Senior Notes due 2031	PEP31	The Nasdaq Stock Market LLC
0.400% Senior Notes due 2032	PEP32	The Nasdaq Stock Market LLC
0.750% Senior Notes due 2033	PEP33	The Nasdaq Stock Market LLC
3.550% Senior Notes due 2034	PEP34	The Nasdaq Stock Market LLC
0.875% Senior Notes due 2039	PEP39	The Nasdaq Stock Market LLC
1.050% Senior Notes due 2050	PEP50	The Nasdaq Stock Market LLC

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐
If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.03. Amendments to Articles of Incorporation or Bylaws; Change in Fiscal Year.

On September 20, 2024, the Board of Directors (the “Board”) of PepsiCo, Inc. (the “Company”) approved amendments to the Company’s By-Laws (the “By-Laws”). The amendments, which were effective upon adoption by the Board: address the adoption by the U.S. Securities and Exchange Commission of the “universal proxy card” rules, as set forth in Rule 14a-19 of the Securities Exchange Act of 1934, and update the requirements for shareholders to provide the Company with notice of nominations or other business to be acted on at a shareholder meeting and to solicit proxies from other shareholders (Sections 2.2, 2.6 and 2.9 of the By-Laws); and conform to provisions of the North Carolina Business Corporation Act, including with respect to meetings held by remote communications and the availability of the list of shareholders (Sections 2.1, 2.3, 2.5, 2.6, 2.7 and 2.8 of the By-Laws). Various other conforming, technical and non-substantive changes have been made throughout the By-Laws.

The foregoing summary is qualified in its entirety by reference to the full text of the By-Laws, a copy of which is attached hereto as Exhibit 3.2 and incorporated herein by reference.

Item 9.01. Financial Statements and Exhibits.

(d) Exhibits

Exhibit No.	Description
3.2	PepsiCo, Inc. Amended and Restated By-Laws, as of September 20, 2024.
104	The cover page from this Current Report on Form 8-K, formatted in Inline XBRL.

SIGNATURES
Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

PEPSICO, INC.

Date: September 20, 2024	By:	/s/ Cynthia A. Nastanski
	Name:	Cynthia A. Nastanski
	Title:	Senior Vice President, Corporate Law and Deputy Corporate Secretary